CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of CEC Entertainment, Inc. (the "Company") on Form 10-Q for the three month period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Richard M. Frank
                                           -------------------------------------
                                           Richard M. Frank
                                           Chief Executive Officer
                                           November 12, 2002


                                           /s/ Rodney Carter
                                           -------------------------------------
                                           Rodney Carter
                                           Chief Financial Officer
                                           November 12, 2002